Exhibit 10.3
SECURITY AGREEMENT
THIS SECURITY AGREEMENT (this "Agreement") is made and entered into as of January 28, 2016, by and among On The Move Corporation, a Nevada corporation ("Company"), and West Boynton Auto Service, Inc., a Florida corporation (the "Holder"). This Agreement is being entered into pursuant to the terms and conditions of that certain Secured Promissory Note (the "Note") and Asset Purchase Agreement of even dates hereby by and between the Company and the Holder (the "Asset Purchase Agreement").
1.            Grant of Security Interest.  To secure the full and punctual payment and performance of all Obligations (as hereafter defined), the Company hereby pledges, assigns, hypothecates, sets over and conveys to the Holder, and grants to Holder a continuing senior security interest in, all of its right, title and interest in and to all of its assets now owned or at any time hereafter acquired by Company, or in which Company now has or at any time in the future may acquire any right, title or interest including without limitation the following: all cash, cash equivalents, accounts, accounts receivable, deposit accounts, inventory, equipment, goods, documents, instruments (including, without limitation, promissory notes), contract rights, general intangibles, chattel paper, supporting obligations, investment property, and letter-of-credit rights in which the Company now has or hereafter may acquire any right, title or interest, all proceeds and products thereof and all additions, accessions and substitutions thereto or therefore located at the locations (the "Location") set forth on Exhibit A attached hereto and incorporated herein by such reference (the "Collateral"). The term "Obligations" as used herein shall mean and include all debts, liabilities and obligations owing by the Company to the Holder arising under, out of, or in connection with the Note.
2.            Default.
(a)            The occurrence of any of the Events of Default as defined in the Note shall constitute an "Event of Default" under this Agreement. If any Event of Default has occurred and is continuing, and subject to the standstill provisions of the Note, the Holder may exercise, without further notice, all rights and remedies under this Agreement and the Note or that are available to a secured creditor under the Uniform Commercial Code as in effect on the date hereof in the State of Florida (the "UCC") or that are otherwise available at law or in equity, at any time, in any order and in any combination.  In addition, the Holder may sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Holder may deem satisfactory. The Holder shall give the Company not less than twenty (20) days' prior written notice of the time and place of any sale or other intended disposition of the Collateral, except any Collateral, which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Company agrees that any such notice constitutes "reasonable notification" within the meaning of the UCC (to the extent applicable). The Holder may be the buyer of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations or if otherwise permitted under applicable law, at any private sale) and thereafter hold the same, absolutely, free from any right or claim of whatsoever kind. The Company will execute and deliver such documents and take such other action, as the Holder deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Holder shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely, free from any claim or right of any kind, including any equity or right of redemption of the Company. To the extent permitted by law, the Company hereby specifically waives all rights of redemption, stay or appraisal, which it has or may have under any law now existing or hereafter adopted.

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The notice (if any) of such sale shall (1) in case of a public sale, state the time and place fixed for such sale, and (2) in the case of a private sale, state the day on which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Holder may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Holder may determine. The Holder shall not be obligated to make any such sale pursuant to any such notice. The Holder may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Holder until the selling price is paid by the purchaser thereof, but the Holder shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Holder, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the security interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. The Company shall remain liable for any deficiency.
(b)            For the purpose of enforcing any and all rights and remedies under this Agreement, the Holder may (i) require the Company to, and the Company agrees that it will, at its expense and upon the request of the Holder, forthwith assemble all or any part of the Collateral as directed by the Holder and make it available at a place designated by the Holder which is, in the Holder's opinion, reasonably convenient to the Holder and the Company, whether at the premises of the Company or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premises where any of the Collateral is or may be located and, without charge or liability to the Holder, seize and remove such Collateral from such premises, (iii) have access to and use the Company's books and records, computers and software relating to the Collateral, and (iv) prior to the disposition of the Collateral, store or transfer such Collateral without charge in or by means of any storage or transportation facility owned or leased by the Company, process, repair or recondition such Collateral or otherwise prepare it for disposition in any manner and to the extent the Holder deems appropriate.
(c)            Any proceeds of any disposition of any of the Collateral shall be applied by the Holder to the payment of all expenses in connection with the sale of the Collateral, including reasonable attorneys' fees and other legal expenses and disbursements and the reasonable expense of retaking, holding, preparing for sale, selling, and the like, and any balance of such proceeds may be applied by the Holder toward the payment of the Obligations in such order of application as the Holder may elect, and the Company shall be liable for any deficiency.
(d)            In the event of a foreclosure on the Collateral and exercise by the Holder of its rights and remedies under this Agreement and the Note, (i) the shares of Series B Preferred Stock (as that term is defined in the Asset Purchase Agreement) issued as partial consideration to the Holder thereunder shall be, without any further action of any party, be immediately cancelled and returned to the status of authorized but unissued shares of the Company's capital stock. In such event, the Holder shall not be entitled to any consideration in exchange for the Series B Preferred Stock so cancelled, and (ii) the Holder shall cause the lessors under the Real Property Leases (as that term is defined in the Asset Purchase Agreement) to enter into modification agreements removing the Holder or any of its subsidiaries from any obligations thereunder; it being the intent of the parties that the Holder shall have no financial obligation to the lessors in the event of a foreclosure of the Collateral effective with the date of the Event of Default. An appropriate legend shall be attached to the certificates for the Series B Preferred Stock.

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3.            Further Assurances; Covenants.
(a)            The Company will not change its name, taxpayer identification number, organizational number, identity, jurisdiction of organization or corporate structure in any manner unless it shall have given the Holder thirty (30) days prior written notice thereof, executed and delivered to the Holder all financing statements and financing statement amendments which the Holder may request in connection therewith.
(b)            The Company will not merge or consolidate into, or transfer any of the Collateral to, any other Person other than another Company, without the prior written consent of the Holder.
(c)            The Company hereby authorizes Holder, its counsel or its representative, at any time and from time to time, to file financing statements and amendments that accurately describe the Collateral covered by such financing statements in such jurisdictions as Holder may deem necessary or desirable in order to perfect the security interests granted by Company under the Agreement. The Company will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action that from time to time may be necessary, or that the Holder may request, in order to create, preserve, upgrade in rank (to the extent required hereby), perfect, confirm or validate the security interest granted hereunder or to enable the Holder to obtain the full benefits of the Agreement, or to enable the Holder to exercise and enforce any of its rights, powers and remedies hereunder with respect to any of the Collateral. To the extent permitted by law, Company hereby authorizes the Holder to execute and file financing statements, financing statement amendments or continuation statements without Company's signature appearing thereon. The Company agrees that a carbon, photographic, photostatic or other reproduction of the Agreement or of a financing statement is sufficient as a financing statement. The Company shall pay the costs of, or incidental to, any recording or filing of any financing statements, financing statement amendments or continuation statements concerning the Collateral.
(d)            The Company will not permit any of its tangible assets which are part of the Collateral to be in the possession of any other Person, except to the extent that any tangible assets (for example, computer servers) are being managed by a third party as a part of the ordinary course of business of the Company.
(e)            The Company will not (A) sell, transfer, lease, exchange, assign or otherwise dispose of, or grant any option, warrant or other right with respect to, any Collateral except the sale of inventory in the ordinary course or the sale or disposal of obsolete equipment; or (B) create, incur or suffer to exist any lien with respect to any Collateral, except for the permitted liens set forth on Schedule 3(e) hereof (the "Permitted Liens").
(f)            The Company will, promptly upon request, provide to the Holder all information and evidence it may reasonably request concerning the Collateral, to enable the Holder to enforce the provisions of the Agreement.
(g)            The Company will not file any amendment to or termination of a financing statement naming any Company as debtor and Holder as secured party, or any correction statement with respect thereto, in any jurisdiction.

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4.            General Authority. The Company hereby irrevocably appoints (such appointment being coupled with an interest) the Holder its true and lawful attorney, with full power of substitution, in the name of Company, the Holder, or otherwise, for the sole use and benefit of the Holder, but at Company's expense, to exercise, at any time from time to time all or any of the following powers:
(a)            to file the financing statements, financing statement amendments and continuation statements referred to in Section 3;
(b)            to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due with respect to any Collateral or by virtue thereof, and to notify each obligor with respect thereto of the Holder's interest in such Collateral;
(c)            to settle, compromise, compound, prosecute or defend any action or proceeding with respect to any Collateral; and
(d)            to sell, transfer, assign or otherwise deal in or with the Collateral or the proceeds or avails thereof, as fully and effectually as if the Holder were the absolute owner thereof.
5.            Limitation on Duty of Holder in Respect of Collateral. Beyond reasonable care in the custody thereof, the Holder shall have no duty as to any Collateral in its possession or control or in the possession or control of any bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Holder shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and the Holder shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or bailee selected by the Holder in good faith.
6.            Termination of Security Agreement and Release of Collateral.  Upon the Holders' receipt of good and cleared funds in payment of the Note as contemplated therein (the "Note Satisfaction"), this Agreement is hereby terminated in its entirety, the Collateral is released, and neither party shall have any obligation to the other party thereunder.  Within seven (7) business days from the date of the Note Satisfaction, the Holder shall execute and file UCC-3 Termination Statements in all jurisdictions in which UCC-1 Financing Statements were filed.
7.            Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without regard to principles of conflicts of laws. The parties agree to jurisdiction in the courts of Palm Beach County, Florida. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision, which may prove invalid or unenforceable under any law, shall not affect the validity or unenforceability of any other provision of this Agreement. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company's obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court order in favor of the Holder.

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8.            Jurisdiction.                          THE PARTIES HERETO HEREBY CONSENT TO THE JURISDICTION OF ANY STATE COURT LOCATED WITHIN PALM BEACH COUNTY, STATE OF FLORIDA OR OF THE UNITED STATES SITTING IN PALM BEACH COUNTY, FLORIDA AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS.
9.            Waiver of Jury Trial. THE PARTIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE COMPANY AND HOLDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. THE COMPANY AND HOLDER WARRANT AND REPRESENT THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.
10.            Notices.  Any notice herein required or permitted to be given shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) ten (10) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to Company and the Holder at the respective addresses provided in the Asset Purchase Agreement, or at such other address as Company or the Holder may designate by ten (10) days advance written notice to the other party hereto.
11.            Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. The failure of the Company or the Holder to insist upon strict adherence to any term of the Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement..
12.            Entire Agreement. This Agreement, the Note, and the Asset Purchase Agreement, and the exhibits and schedules hereto and thereto, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject hereof and thereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.
13.            Amendment and Waiver.
(a)            This Agreement may be amended or modified only upon the written consent of the Company and the Holder.
(b)            The obligations of the Company and the rights of the Holder under this Agreement may be waived only with the written consent of the Holder.

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(c)            The obligations of the Holder and the rights of the Company under this Agreement may be waived only with the written consent of the Company.
14.            Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, the Asset Purchase Agreement or the Note, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. All remedies, either under this Agreement, the Asset Purchase Agreement or the Note, by law or otherwise afforded to any party, shall be cumulative and not alternative.
15.            Facsimile Signatures; Counterparts. This Agreement may be executed by facsimile signatures and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.
IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.
ON THE MOVE CORPORATION

By: /s/ Richard Reitano
Richard Reitano, Chief Executive Officer

WEST BOYNTON AUTO SERVICE, INC.

By: /s/ Jay Seewald
Jay Seewald,
Its: President

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Exhibit A

Location

Hagen Ranch Texaco
7450 W. Boynton Beach Blvd.
Boynton Beach, FL 33437

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